Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED AUGUST 3, 2020

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020, AS REVISED MAY 7, 2020, AS SUPPLEMENTED

SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO

Angus Sippe no longer serves as portfolio manager of the Schroders Global Multi-Asset Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the statement of additional information of the Portfolio.

In the Portfolio’s Other Accounts Managed table in Appendix C, the information with respect to Mr. Sippe is deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE